Goodwill and Intangible Assets	9 Months Ended
Sep. 30, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible
Goodwill and Intangible Assets
Changes in the carrying amount of goodwill occurring during the nine months ended September 30, 2015 are as follows (in thousands):

	U.S.	International	BioMimetic	Total
Goodwill at December 31, 2014	$173,589	$16,041	$1,336	$190,966
Goodwill associated with acquisitions	—	3,887	—	3,887
Foreign currency translation	—	(4,285)	—	(4,285)
Goodwill at September 30, 2015	$173,589	$15,643	$1,336	$190,568

In September 2015, we acquired the sales and distribution business of Surgical Specialties Australia Pty. Ltd. Prior to the acquisition, Surgical Specialties was our exclusive sales agent in Australia. As a result of the acquisition, we now have a direct employee sales force in Australia which will be integrated with the Tornier operations. We will not record any incremental revenue as a result of the acquisition as we have historically directly billed the end customer and paid Surgical Specialties a commission. The asset purchase agreement included a $4.9 million cash payment and estimated future payments of $4.9 million, primarily related to non-competition and meeting certain financial milestones. As part of the purchase price allocation, we acquired $8.2 million of intangible assets related to customer relationships, non-competition, and settlement of the pre-existing agreement and $3.9 million of goodwill, offset by a $2.5 million deferred tax liability created as part of the transaction.
The above purchase price allocation is considered preliminary and is subject to revision when the valuation of intangible assets is finalized upon receipt of the final valuation report for those assets from a third party valuation expert.
Goodwill is recognized for the excess of the purchase price over the fair value of net assets of businesses acquired. Goodwill is required to be tested for impairment at least annually. Unless circumstances otherwise dictate, the annual impairment test is performed in the quarter ended December 31.
The components of our identifiable intangible assets are as follows (in thousands):

	September 30, 2015		December 31, 2014
	Cost	Accumulated Amortization	Cost	Accumulated Amortization
Indefinite life intangibles
In-process research and development technology	$—		$4,266
Tradename	3,951		4,004
Total indefinite life intangibles	3,951		8,270

Finite life intangibles
Distribution channels	250	212	250	194
Completed technology	37,001	11,786	33,253	9,185
Licenses	8,233	2,128	8,234	1,637
Customer relationships	32,661	6,284	27,946	4,636
Trademarks	2,756	2,416	2,798	1,850
Non-compete agreements	8,785	3,593	8,508	3,397
Other	1,231	141	771	106
Total finite life intangibles	90,917	$26,560	81,760	$21,005

Total intangibles	94,868		90,030
Less: Accumulated amortization	(26,560)		(21,005)
Intangible assets, net	$68,308		$69,025

Based on total finite life intangible assets held at September 30, 2015, we expect to amortize approximately $10.2 million for the full year of 2015, $8.9 million in 2016, $8.3 million in 2017, $6.6 million in 2018, and $6.0 million in 2019.
As discussed in Note 1, on September 1, 2015, Augment® Bone Graft received FDA approval which resulted in a reclassification of $4.3 million from indefinite life, in-process research and development intangibles to definite life, completed technology intangibles.